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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 12, 2003



                          ALEXION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



         Delaware                      0-27756                     13-3648318
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(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)


   352 Knotter Drive, Cheshire, CT                                  06410
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:    (203) 272-2596
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On September 12, 2003, the Company entered into an agreement to sell an aggregate of 3,600,000 shares of its common stock, $.0001 par value per share, to a syndicate led by Bear, Stearns & Co. Inc. and issued the press release filed herewith as Exhibit 99.1. The sale is made under the Company's shelf-registration statement (Registration No. 333-47594 filed October 6, 2000) relating to the possible sale from time to time of the Company's securities. This Form 8-K is filed to incorporate the exhibits hereto into that registration statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         1. Underwriting Agreement, dated September 12, 2003, between Alexion Pharmaceuticals, Inc. and Bear, Stearns & Co. Inc. as Representative of the several underwriters named in therein.

         99.1  Press Release dated September 12, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALEXION PHARMACEUTICALS, INC.

Date: September 12, 2003                    By:  /s/ LEONARD BELL, M.D.
                                                --------------------------------
                                            Name:  Leonard Bell, M.D.
                                            Title: Chief Executive Officer,
                                                   Secretary and Treasurer

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